UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
August 12, 2011 (Date of earliest event reported: August 11, 2011)
ALTA MESA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
15021 Katy Freeway, Suite 400
Houston, Texas, 77094
(Address of principal executive offices)
(281) 530-0991
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1

SECTION 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On May 16, 2011, Alta Mesa Holdings, LP, a Texas limited partnership (the “Company”), issued a press release announcing its 2011 second quarter financial and operational results. A copy of the press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.
     The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
SECTION 5—Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 11, 2011, the Board of Directors of Alta Mesa Holdings GP, LLC, the general partner of the Company, approved discretionary cash bonuses for the year ended December 31, 2010. All other compensation for the named executive officers for the year ended December 31, 2010 was previously reported by the Company in the Summary Compensation Table beginning on page 84 of the prospectus filed with the Securities and Exchange Commission on July 14, 2011 (the “Prospectus”). As of the filing of the Prospectus, bonuses for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Prospectus. Pursuant to Item 5.02(f) of Form 8-K, the bonus awards for the named executive officers for the year ended December 31, 2010 are set forth below together with the other compensation previously reported, and the new total compensation amounts.

					All Other
Name and Principal Position	Year	Salary($)		Bonus($)(1)	Compensation($)		Total($)
Harlan H. Chappelle	2010	450,000		900,000	18,639	(2)	1,368,639
President, Chief Executive Officer Michael E. Ellis	2010	450,000		500,000	26,429	(3)	976,429
Chief Operating Officer, Vice President of Engineering, and Chairman of the Board Michael A. McCabe	2010	350,000		500,000	88,016	(4)	938,016
Vice President, Chief Financial Officer David Murrell Vice President of Land and Business Development	2010	273,750	(5)	200,000	8,250	(6)	482,000

(1)	Represents discretionary cash bonuses awarded on August 11, 2011 for the year ended December 31, 2010.

(2)	Mr. Chappelle’s other compensation consists of $8,250 in matching funds to his 401(k) account and $10,389 in auto expenses.

(3)	Mr. Ellis’ other compensation consists of $8,250 in matching funds to his 401(k) account and $18,179 in auto expenses.

(4)	Mr. McCabe’s other compensation consists of $10,417 in matching funds to his 401(k) account, and $77,599 in travel and living expenses, which includes $20,239 for an apartment in Houston and $57,360 for travel, which consists primarily of airfare and the cost of rental cars and parking.

(5)	Mr. Murrell’s salary was raised to $275,000 during 2010.

(6)	Mr. Murrell’s other compensation consists of $8,250 in matching funds to his 401(k) account.
SECTION 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Title of Document

99.1	Press Release dated August 11, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP
August 12, 2011	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President
and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP

Exhibit Index

Exhibit Number	Title of Document

99.1	Press Release dated August 11, 2011.